INDEXIQ ETF TRUST

(the “Trust”)

IQ Global Resources ETF

(the “Fund”)

Supplement dated September 16, 2021 (“Supplement”)

to the Statement of Additional Information dated August 31, 2021 (the "SAI")

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective immediately, the Fund’s Creation Transaction Fee listed in the table on page 53 of the SAI is hereby deleted and replaced with $500.

Effective immediately, the Fund’s Redemption Transaction Fee listed in the table on page 56 of the SAI is hereby deleted and replaced with $500.

Investors Should Retain this Supplement for Future Reference

ME15n-09/21